UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Section 240.14a‑12
FORUM ENERGY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

LETTER FROM THE CHAIRMAN OF THE BOARD TO OUR STOCKHOLDERS

Dear Fellow Stockholders,	August 24, 2020
On behalf of our Board of Directors and management, I am pleased to invite you to the special meeting of stockholders (the “Special Meeting”) of Forum Energy Technologies, Inc. (“Forum,” “we,” or the “Company”), which will be held at 8:00 a.m., Central Daylight Time, on September 15, 2020 as a virtual meeting, conducted via live webcast. You can attend the Special Meeting online and submit your questions during the meeting by visiting https://web.lumiagm.com/249476686 (password: fet2020).
On August 4, 2020, we successfully completed an exchange offer (the “Exchange Offer”) with holders of approximately 96% of our 6.250% Senior Notes due 2021 (the “Old Notes”), who exchanged their Old Notes for new 9.00% Convertible Senior Secured Notes due 2025 (the “New Notes”). The New Notes are convertible into our common stock (“Common Stock”) on a pro rata basis at a conversion price of $1.35 per share, subject, however, to the condition that the average of the daily trading prices for our Common Stock over the preceding 20‑trading day period is at least $1.50 per share. The conversion price of $1.35 per share represents a premium of 178.4% to the closing price on July 2, 2020, the last trading day prior to commencement of the Exchange Offer. The Exchange Offer was made in connection with our ongoing efforts to improve our capital structure by extending the upcoming maturities of our debt securities and creates alignment between the long term interests of both our stockholders and noteholders. Under the terms of the New Notes, we are required to obtain the stockholder approval required by the rules of the New York Stock Exchange for the issuance of our Common Stock upon conversion of the New Notes by June 30, 2021. If we do not obtain this stockholder approval by such date, the New Notes will become immediately due and payable and we would likely need to seek relief under the U.S. Bankruptcy Code, in which case there could be no assurance that our stockholders would retain all or any of their equity ownership in the Company.
The Special Meeting is being called to obtain approval from our stockholders for the issuance of up to 145,052,272 shares of our Common Stock upon the conversion of the New Notes (the “Proposal”).
Our Board of Directors believes that the Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Proposal.
Additional details of the business to be conducted at the Special Meeting are provided in the attached Notice of Special Meeting of Stockholders and Proxy Statement. You received these materials with a proxy card that indicates the number of votes that you will be entitled to cast at the Special Meeting according to our records or the records of your broker or other nominee. Our Board of Directors has determined that owners of record of the Company’s Common Stock at the close of business on August 21, 2020 are entitled to notice of, and have the right to vote at the Special Meeting and any reconvened meeting following any adjournment or postponement of the meeting.
Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote using the Internet or telephone voting procedures described on the proxy card or vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to vote virtually, even if you have previously submitted your proxy.
On behalf of the Board of Directors and our employees, I would like to express my appreciation for your continued engagement with Forum.
Sincerely,
C. Christopher Gaut
President, Chief Executive Officer and
Chairman of the Board

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2020
Notice is hereby given that the Special Meeting of Stockholders of Forum Energy Technologies, Inc., a Delaware corporation, will be held as a virtual meeting, conducted via live webcast at https://web.lumiagm.com/249476686 (password: fet2020), on September 15, 2020 at 8:00 a.m., Central Daylight Time, for the following purposes:

1.
to approve, for purposes of the rules of the New York Stock Exchange, the issuance of up to 145,052,272 shares of our common stock upon conversion of a portion of our newly issued 9.00% Convertible Senior Secured Notes due 2025 (the “New Notes” and such purpose, the “Proposal”); and

2.	to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
The Company’s Board of Directors recommends that stockholders vote “FOR” the Proposal.
Only stockholders of record at the close of business on August 21, 2020 will be entitled to notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof, notwithstanding the transfer of any shares after such date. For specific voting information, see “General Information” beginning on page 1 of the enclosed Proxy Statement.
Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy. You may vote by telephone, Internet, mail or virtually. To vote by telephone, call toll-free 1-800-PROXIES or 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries using a touch‑tone phone to transmit your voting instructions up until 11:59 p.m. (EDT) the day before the date of the Special Meeting. Please have your proxy card in hand when you call and then follow the instructions. To vote electronically, access www.voteproxy.com over the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) the day before the date of the Special Meeting. Please have your proxy card in hand when you access the website and follow the on‑screen instructions or scan the QR code with your smartphone to obtain your records and to create an electronic voting instruction form. You may vote by mail by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to vote virtually, even if you have previously submitted your proxy. Your vote is important. We urge you to review the accompanying Proxy Statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

By Order of the Board of Directors,
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Houston, Texas
August 24, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2020
This Notice of Special Meeting of Stockholders, the Proxy Statement, our Annual Report to Stockholders on Form 10‑K for the year ended December 31, 2019, our Quarterly Report on Form 10‑Q for the fiscal quarter ended March 31, 2020, and our Quarterly Report on Form 10‑Q for the fiscal quarter ended June 30, 2020 are available free of charge through the SEC’s website at www.sec.gov.

10344 Sam Houston Park Drive, Suite 300
Houston, Texas 77064
Phone (713) 351‑7900

FORUM ENERGY TECHNOLOGIES, INC.
10344 Sam Houston Park Drive, Suite 300
Houston, Texas 77064

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

THE SPECIAL MEETING
This proxy statement (the “Proxy Statement”) is solicited by and on behalf of the Board of Directors (the “Board”) of Forum Energy Technologies, Inc. for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on September 15, 2020 as a virtual meeting, conducted via live webcast, at 8:00 a.m., Central Daylight Time, or at any adjournments or postponements thereof. Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” “our” and the “Company” refer to Forum Energy Technologies, Inc. The solicitation of proxies by the Board will be conducted primarily electronically and telephonically or by mail for those stockholders who sign, date and return the enclosed proxy card in the enclosed envelope. Officers, directors and employees of the Company may also solicit proxies personally or by telephone, e‑mail or other forms of wire or facsimile communication. These officers, directors and employees will not receive any extra compensation for these services. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The costs of the solicitation will be borne by the Company.
Definitive copies of this Proxy Statement and related proxy card are first being sent on or about August 25, 2020 to all stockholders of record at the close of business on August 21, 2020 (the “record date”). On the record date, there were 111,342,008 shares of our Common Stock outstanding and entitled to vote at the Special Meeting, which were held by approximately 39 holders of record.
General

Q.	Why am I receiving these proxy materials?

A.
You are receiving this Proxy Statement and a proxy card from the Company because, on August 21, 2020, the record date for the Special Meeting, you owned shares of the Company’s Common Stock. This Proxy Statement describes the matters that will be presented for consideration by the Company’s stockholders at the Special Meeting. It also gives you information concerning the matters to assist you in making an informed decision. As discussed in greater detail above, we are calling a Special Meeting of our stockholders to approve the issuance of Common Stock upon conversion of the New Notes, which are convertible into our Common Stock on a pro rata basis at a conversion price of $1.35 per share, subject, however, to the condition that the average of the daily trading prices for our Common Stock over the preceding 20-trading day period is at least $1.50 per share. The conversion price of $1.35 per share represents a premium of 178.4% to the closing price on July 2, 2020, the last trading day prior to commencement of the Exchange Offer.

Q.	What am I voting on?

A.
Holders of our Common Stock are being asked to approve, for purposes of the rules of the New York Stock Exchange (“NYSE”), the issuance of up to 145,052,272 shares of our Common Stock upon conversion of a portion of the New Notes.

Q.	When and where is the Special Meeting?

A.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast on September 15, 2020 at 8:00 a.m., Central Daylight Time. There will not be a physical location for the Special Meeting.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://web.lumiagm.com/249476686 (password: fet2020). You will also be able to vote your shares electronically at the Special Meeting.
To participate in the Special Meeting, you will need the password included on your proxy card that accompanied your proxy materials.
The meeting webcast and online check‑in will begin promptly at 7:30 a.m., Central Daylight Time. We encourage you to access the meeting prior to the start time. You should allow ample time for the check‑in procedures.

Q.	Why a virtual meeting?

A.
Due to health and safety concerns related to the coronavirus (COVID‑19) outbreak, recommendations and orders from various federal, state and local governmental authorities, and out of an abundance of caution to support the health and well‑being of our stockholders, employees and community, we are offering our stockholders a completely virtual Special Meeting. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in‑person meeting.

Q.	Who is entitled to vote?

A.	Holders of record of our Common Stock at the close of business on August 21, 2020, will be entitled to notice of and vote at the Special Meeting.
Holder of Record of Common Stock: Shares Registered in Your Name
If on August 21, 2020 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a holder of record of our Common Stock. As a holder of record of our Common Stock, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the Internet or telephone as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on August 21, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the holder of record of Common Stock for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.
If you are a beneficial holder and choose to participate in the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of August 21, 2020, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718‑765‑8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on August 24, 2020.

Q.	Who is soliciting my vote pursuant to this Proxy Statement?

A.
Our Board is soliciting your vote at the Special Meeting. In addition, certain of our officers and employees may solicit, or be deemed to be soliciting, your vote. We will bear the expense of preparing, printing and mailing this

Proxy Statement and the proxies our Board, officers and employees solicit. Proxies will be solicited by mail, telephone, personal contact, and electronic means.
We will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our Common Stock as of the record date and will reimburse them for the reasonable cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing and returning the enclosed proxy card will help to avoid additional expense.

Q.	How many shares are eligible to be voted?

A.
As of the record date of August 21, 2020, we had 111,342,008 shares of Common Stock outstanding. Each outstanding share of our Common Stock will entitle its holder to one vote on each matter to be voted on at the Special Meeting. For information regarding security ownership by the beneficial owners of more than 5% of our Common Stock and by our directors and management, see “Security Ownership.”

Q.	How do I vote my shares?

A.
You may vote your shares either virtually or by proxy. To vote by proxy, you may vote via telephone by using the toll‑free number listed on the proxy card, via Internet at the website for Internet voting listed on the proxy card, or you may mark, date, sign and mail the enclosed proxy card in the enclosed envelope. Giving a proxy will not affect the right to vote your shares if you attend the Special Meeting and want to vote virtually - by voting virtually you automatically revoke the proxy. If you vote the shares virtually, you will need the control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials to prove that you own the shares as of the record date. You also may revoke the proxy at any time before the meeting by giving the Corporate Secretary of the Company written notice of the revocation or by submitting a later dated proxy. If you return the signed proxy card but do not mark your voting preference, the individuals named as proxies will vote the shares in accordance with the recommendations of the Board as set forth below.

Q.	What are my voting choices?

A.
You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any proposal to be voted on at the Special Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q.	What are the recommendations of the Board?

A.	The Board unanimously recommends that you vote “FOR” the approval of the Proposal.

Q.	Can I change or revoke my vote?

A.
Yes. Even if you submitted a proxy by telephone or via the Internet or if you signed the proxy card accompanying this Proxy Statement, you retain the power to revoke your proxy and to change your vote. You can revoke your proxy any time before it is exercised by giving written notice to the Corporate Secretary specifying such revocation. You may also revoke your proxy by a later‑dated proxy by telephone or via the Internet or by timely delivery of a valid, later‑dated proxy by mail or by voting by ballot at the Special Meeting. Your attendance at the Special Meeting in itself will not automatically revoke a previously submitted proxy. If you hold your shares through a broker, bank or nominee and have instructed your broker, bank or nominee how to vote your shares, you must follow directions received from the broker, bank or nominee in order to change your vote or to vote at the Special Meeting.

Q.	What vote is required to hold the Special Meeting?
There must be a quorum for the Special Meeting to be held. A quorum is the presence at the Special Meeting, virtually or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting on the record date. The presence of the holders of at least a majority of the outstanding shares of Common Stock is required to establish a quorum for the Special Meeting. Proxies that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter are treated as being present at the Special Meeting for purposes of establishing a quorum and also treated as shares “represented and voting” at the Special Meeting with respect to such matter. All votes will be tabulated by the inspector of elections appointed for the Special Meeting who will separately tabulate, for each Proposal, affirmative and negative votes, and abstentions.
Any abstentions and broker non‑votes (if any) will be counted in determining whether a quorum is present at the Special Meeting.
As of the close of business on August 21, 2020, there were 111,342,008 shares of our Common Stock issued and outstanding and entitled to vote at the Special Meeting. Each stockholder is entitled to one vote for each share of Common Stock held as of the close of business on the record date.

Q.	What is a broker non‑vote?

A.
Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non‑vote”) on non‑discretionary items absent instructions from the beneficial owner. With respect to the Special Meeting, brokers are prohibited from exercising discretionary authority with respect to the approval of the Proposal. Therefore, if you hold your shares in “street name,” you must instruct your broker how to vote for the Proposal in order for your shares to be voted at the Special Meeting.

Q.	How many votes are needed to approve the Proposal?

A.
The approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote on this Proposal. Abstentions will have the same effect as a vote against the Proposal.

Q.	What do I need to do now?

A.
We urge you to read this Proxy Statement carefully and to vote your shares "FOR" the Proposal. Then, mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting. Holders of record may also vote by telephone by calling toll-free 1-800-PROXIES or 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries using a touch‑tone phone, or via the Internet by visiting www.voteproxy.com and following the on‑screen instructions or by scanning the QR code with a smartphone, or they may vote virtually at the Special Meeting. Holders of record should have their proxy card available when voting by telephone, Internet or virtually at the Special Meeting.

Q.	What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A.
If you fail to sign, date and return your proxy card or fail to vote by telephone or via the Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the Special Meeting, which requires holders representing a majority of the outstanding shares of our Common Stock to be present virtually or by proxy.

If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of the Proposal. Abstentions will have the same effect as a vote against the Proposal.

Q.	What will happen if the Proposal is not approved?

A.
If the Proposal is not approved and we are unable to obtain stockholder approval for the Proposal by June 30, 2021, the New Notes will become immediately due and payable and we would likely need to seek relief under the U.S. Bankruptcy Code, in which case there could be no assurance that our stockholders would retain all or any of their equity ownership in the Company.

Q.	Can I vote on other matters?

A.
We do not expect any other matter to come before the meeting. If any other matter is presented at the Special Meeting, the signed proxy gives the individuals named as proxies authority to vote the shares on such matters at their discretion.

Q.	Can I obtain an electronic copy of the proxy materials?

A.	Yes, this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the proxy card are available on the Internet at www.astproxyportal.com/ast/FORUM.

Q.	What happens if the Special Meeting is adjourned or postponed?

A.
Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock present virtually, or represented by proxy at the Special Meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q.	Who can help answer my other questions?

A.
If you have more questions about the Proposal or voting, you should contact John C. Ivascu, Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, Forum Energy Technologies, Inc., 10344 Sam Houston Park Drive, Suite 300, Houston, Texas 77064, telephone number (713) 351‑7900. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information.

Copies of the SEC Filings
A copy of our Annual Report on Form 10‑K for the year ended December 31, 2019, a copy of our quarterly report on Form 10‑Q for the fiscal quarter ended March 31, 2020, and a copy of our quarterly report on Form 10‑Q for the fiscal quarter ended June 30, 2020 (without exhibits) are being provided with this Proxy Statement and are available on our website at https://www.f‑e‑t.com/ in the “Financial Information” subsection of the “Investors” section or the SEC’s website at www.sec.gov.

BACKGROUND FOR OUR PROPOSAL
Beginning in the first quarter 2020 and continuing through the second quarter 2020, the COVID‑19 pandemic and associated actions taken around the world to mitigate the spread of the coronavirus caused a significant decline in economic activity and oil demand. At the same time, the OPEC+ oil producing nations increased production in an effort to grow market share, which further exacerbated the imbalance between supply and demand. The combination of these shocks in both supply and demand caused a significant decline in oil prices during the first quarter 2020 and created an extremely challenging market for all sub‑sectors of the oil and natural gas industry throughout the second quarter 2020. Due to the poor market conditions, exploration and production companies in North America are under pressure to reduce existing production and minimize capital and maintenance expenditures. As a result, we have experienced a material reduction in demand for many of our products and consequently, our revenue. We expect this to have a significant negative impact on demand for our products and results of operations.
The significant reductions of exploration and production activity and capital and maintenance expenditures by companies in North America commencing in the first half of 2020 have adversely impacted our ability to refinance our 6.250% Senior Notes due 2021 (the “Old Notes”). Due to the dramatic downturn in oilfield activity, new capital is not available to the Company and this unavailability is likely to continue until the maturity of the Old Notes. As a result of these factors and to promote our long‑term financial viability, on July 6, 2020 we commenced an exchange offer (the “Exchange Offer”) with holders of our Old Notes, to exchange their Old Notes for new 9.00% Convertible Senior Secured Notes due 2025 (the “New Notes”), to improve our capital structure by extending the upcoming maturities of our debt securities. The New Notes are convertible into our common stock (“Common Stock”) on a pro rata basis at a conversion price of $1.35 per share, subject, however, to the condition that the average of the daily trading prices for our Common Stock over the preceding 20‑trading day period is at least $1.50 per share. The conversion price of $1.35 per share represents a premium of 178.4% to the closing price on July 2, 2020, the last trading day prior to commencement of the Exchange Offer. The Exchange Offer was made in connection with our ongoing efforts to improve our capital structure by extending the upcoming maturities of our debt securities and creates alignment between the long term interests of both our stockholders and noteholders. On August 4, 2020, we successfully completed the Exchange Offer and exchanged $315,489,000 in aggregate principal amount of Old Notes for an equal principal amount of New Notes.
The New Notes accrue interest at a rate of 9.00% per annum, up to 2.75% per annum of which may be paid by increasing the principal amount of the New Notes (“PIK Interest”). A percentage (the “Applicable Percentage”) of the New Notes, equal to (i) $150 million plus the principal amount of any PIK Interest paid in respect of the New Notes, divided by (ii) the aggregate principal amount of New Notes outstanding, subject to certain adjustments, may be converted into Common Stock in certain circumstances at a conversion rate of 740.7407 shares per $1,000 principal amount of New Notes converted.
Holders of the New Notes will have the option to convert the Applicable Percentage of (i) any New Notes called for redemption by the Company and (ii) all New Notes outstanding on the second trading day prior to the maturity date of the New Notes. In addition, the Applicable Percentage of all outstanding Old Notes will be automatically converted if the average of the daily volume weighted average prices of the Common Stock over any 20 consecutive trading day period exceeds or equals $1.50.
Under NYSE rules, the issuance of up to 145,052,272 shares of our Common Stock upon conversion of the Applicable Percentage of the New Notes, which represented in excess of 20% of the Company’s total equity at the time of the issuance of the New Notes, requires the Company to obtain stockholder approval (the “Required Stockholder Approval”). Prior to obtaining the Required Stockholder Approval, the maximum number of shares of Common Stock that may be issued upon conversion of New Notes is subject to a cap. If the Required Stockholder Approval is not received by June 30, 2021, the New Notes will become immediately due and payable and we would likely need to seek relief under the U.S. Bankruptcy Code, in which case there could be no assurance that our stockholders would retain all or any of their equity ownership in the Company.
The above summary of the Exchange Offer and the New Notes is provided as background information to the stockholders in connection with the Proposal contained in this Proxy Statement. The full terms and conditions of the

Exchange Offer and the transactions consummated in connection therewith were disclosed in our publicly‑filed documents with the SEC, which are not a part of the proxy solicitation materials.
Recommendation of the Board of Directors
The Board unanimously recommends that you vote “for” approval, for purposes of the rules of the NYSE, of the issuance of up to 145,052,272 shares of Common Stock upon conversion of the Applicable Percentage of the New Notes.

PROPOSAL
APPROVAL, FOR PURPOSES OF THE RULES OF THE NEW YORK STOCK EXCHANGE, OF THE ISSUANCE OF UP TO 145,052,272 SHARES OF THE COMPANY’S COMMON STOCK UPON CONVERSION OF OUR 9.000% CONVERTIBLE SENIOR SECURED NOTES DUE 2025
The Proposal
We are proposing the issuance of up to 145,052,272 shares of our Common Stock upon conversion of the Applicable Percentage of the New Notes, which would be in excess of 20% of our outstanding Common Stock as of the date the New Notes were issued. No further stockholder authorization for this issuance will be solicited.
Under the Company’s organizational documents and the Delaware General Corporate Law, the Board had the authority to approve and consummate the issuance of the New Notes. However, our Common Stock is listed on the NYSE, and Section 312 of the NYSE Listed Company Manual requires that the Company obtain shareholder approval in order for (i) the New Notes to be convertible into a number of shares of Common Stock that exceeds 1.0% of the number of shares of Common Stock or voting power outstanding before the issuance where those shares are issuable to a director, officer or “substantial security holder” of the Company or an affiliate of such person, (ii) the Common Stock issuable upon conversion of the New Notes to have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the New Notes, or (iii) the number of shares of Common Stock to be issued upon conversion of the New Notes to be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the New Notes.
We are currently limited to issuing up to 22,256,972 shares of Common Stock (19.99% of the stock outstanding at the time of the issuance of the New Notes) upon conversion of the New Notes. Upon receipt of stockholder approval, we will be able to issue the maximum number of shares of Common Stock that can be issued upon conversion of the Applicable Percentage of all outstanding New Notes into Common Stock.
If the Required Stockholder Approval is not received by June 30, 2021, the New Notes will become immediately due and payable and we would likely need to seek relief under the U.S. Bankruptcy Code, in which case there could be no assurance that our stockholders would retain all or any of their equity ownership in the Company.
Required Vote
Approval, for purposes of the rules of the NYSE, of the issuance of up to 145,052,272 shares of our Common Stock, upon conversion of the Applicable Percentage of the New Notes requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions will have the same effect as a vote against the Proposal.
No Appraisal Rights
Stockholders do not have appraisal rights under the Delaware General Corporation Law or under our Third Amended and Restated Certificate of Incorporation in connection with the Proposal, and we will not independently provide stockholders with any such right.
No Preemptive Rights
Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL, FOR PURPOSES OF THE RULES OF THE NYSE, OF THE ISSUANCE OF UP TO 145,052,272 SHARES OF THE COMPANY’S COMMON STOCK UPON CONVERSION OF THE NEW NOTES.

SECURITY OWNERSHIP
The following table sets forth information as of August 7, 2020 with regard to the beneficial ownership of our Common Stock by (1) each of our stockholders who is known by us to be a beneficial owner of more than 5% of our Common Stock, (2) our directors and (3) all of our current executive officers and directors as a group. Unless otherwise indicated, all of such stock is owned directly, and the indicated person or entity has sole voting and investment power.

Name and Address (1)	Number of Shares Beneficially Owned (2)	Percent of Class
Stockholders owning 5% or more:
SCF-V, L.P. and Related Entities 600 Travis Street, Suite 6600 Houston, TX 77002 (3)	17,780,755	16.0%
Dimensional Fund Advisers, LP Building One 6300 Bee Cave Road Austin, TX 78746 (5)	5,651,740	5.1%

Directors and Nominees:
C. Christopher Gaut (6)	4,558,657	4.1%
Evelyn M. Angelle (7)	226,296	*
David C. Baldwin (3)(8)	18,436,905	16.6%
John A. Carrig (9)	142,299	*
Michael McShane	147,515	*
Louis A. Raspino	144,796	*
John Schmitz (10)	2,626,550	2.4%
Andrew L. Waite (3)(11)	18,436,905	16.6%

Other Named Executive Officers:
Pablo G. Mercado (12)	85,028	*
John C. Ivascu	351,756	*
D. Lyle Williams	404,713	*
Michael D. Danford	420,144	*
All executive officers and directors as a group (12 persons)	28,200,808	25.3%
__________________________
* Less than 1% of issued and outstanding shares of Common Stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Forum Energy Technologies, Inc., 10344 Sam Houston Park Drive, Suite 300, Houston Texas 77064.

(2)
The number of shares beneficially owned by the directors, director nominees and executive officers listed in the table includes shares that may be acquired within 60 days of August 7, 2020 by exercise of stock options or vesting of restricted stock units is as follows: Mr. Gaut — 1,000,670; Ms. Angelle — 12,617; Mr. Carrig — 6,549; Mr. McShane — 28,786; Mr. Raspino — 6,179; Mr. Ivascu — 40,178; Mr. Danford — 135,696; and Mr. Williams — 109,749 and all current executive officers and directors as a group — 1,340,424.

(3)
The number of shares reported is as of December 31, 2019 and is based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission (the "SEC") on February 12, 2020. SCF-V, L.P. is the direct owner of 4,166,574 shares, SCF 2012A, L.P. is the direct owner of 1,941,403 shares, SCF-VI, L.P. is the direct owner of 4,046,515 shares, SCF 2012B,

L.P. is the direct owner of 1,113,543 shares and SCF-VII, L.P. (together with SCF-V, L.P., SCF 20212A, L.P., SCF-VI, L.P., SCF 2012B, L.P., "SCF") is the direct owner of 6,512,720 shares. L.E. Simmons, David Baldwin, Andrew Waite and Anthony DeLuca maintain shared voting and dispositive power for the shares beneficially owned by L.E. Simmons & Associates, Incorporated ("LESA"), the ultimate general partner of SCF, our largest shareholder. As a result, they may be deemed to beneficially own the Common Stock beneficially owned or deemed to be beneficially owned by SCF and may be deemed to have voting and investment control over the securities. Messrs. Simmons, Baldwin, Waite and DeLuca disclaim beneficial ownership of such shares.

(4)
The number of shares reported is as of December 31, 2019 and is based on a Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock Inc. The Schedule 13G/A reports sole voting power for 7,744,350 shares of Common Stock, no shared voting power of Common Stock, sole dispositive power for 8,312,833 shares of Common Stock and no shared dispositive power of Common Stock.

(5)
The number of shares reported is as of December 31, 2019 and is based on a Schedule 13G filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP. The Schedule 13G reports sole voting power for 5,368,153 shares of Common Stock, no shared voting power for shares of Common Stock, sole dispositive power for 5,651,740 shares of Common Stock and no shared dispositive power for shares of Common Stock.

(6)
Includes 22,000 shares held in a Uniform Transfers to Minors Act account, which Mr. Gaut and his spouse maintain joint ownership for the benefit of their granddaughters. Also includes 97,000 shares held in a Uniform Transfers to Minors Act account, which Mr. Gaut and his spouse maintain joint ownership for the benefit of their granddaughters.

(7)	Includes 18,000 shares of Common Stock beneficially owned by Ms. Angelle’s spouse.

(8)
Mr. Baldwin is the direct owner of 656,150 shares of Common Stock that were issued to him in connection with his service on our Board or otherwise purchased in the open market. Mr. Baldwin serves as Co-President of LESA and, as such, may be deemed to have voting and investment power over the shares of Common Stock owned by SCF. Mr. Baldwin disclaims beneficial ownership of such shares.

(9)	Includes 18,000 shares held in trust for the benefit of Mr. Carrig’s children. Mr. Carrig serves as trustee of the trust and disclaims beneficial ownership of the shares held by the trust.

(10)
Mr. Schmitz is the direct owner of 45,884 shares of Common Stock that were issued to him in connection with his service on our Board. 2,580,666 shares of Common Stock are owned directly by B‑29 Family Holdings, LLC, a Texas limited liability company (“B‑29 Family Holdings”). Mr. Schmitz maintains a 90.69% membership interest in B‑29 Family Holdings, which includes a 14.55% interest in B‑29 Family Holdings directly held by each of Mr. Schmitz and Mr. Schmitz’s wife, and a 61.59% interest in B‑29 Family Holdings indirectly held by Mr. Schmitz, but over which he maintains voting power. As such, Mr. Schmitz may be deemed to have voting and investment power over the shares of Common Stock owned by B‑29 Family Holdings. Mr. Schmitz disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(11)
Mr. Waite is the direct owner of 656,150 shares of Common Stock that were issued to him in connection with his service on our Board or otherwise purchased in the open market. Mr. Waite serves as Co‑President of LESA and, as such, may be deemed to have voting and investment power over the shares of Common Stock owned by SCF. Mr. Waite disclaims beneficial ownership of such shares.

(12)	Mr. Mercado’s employment with the Company ended in July 2020.

STOCKHOLDER PROPOSALS
Our bylaws provide the manner in which stockholders may give notice of business and director nominations to be brought before an annual meeting. In order for an item to be properly brought before the meeting by a stockholder, the stockholder must be a holder of record at the time of the giving of notice and must be entitled to vote at the annual meeting. The item to be brought before the meeting must be a proper subject for stockholder action, and the stockholder must have given timely advance written notice of the item. For notice to be timely, it must be delivered to our Corporate Secretary at our principal executive offices no later than close of business on the 90th day prior to the anniversary of the prior year’s annual meeting date but not earlier than the 120th day prior to such anniversary date. Accordingly, for the 2021 Annual Meeting of stockholders, notice will have to be delivered to our Corporate Secretary at our principal offices no earlier than January 12, 2021 or later than February 11, 2021. If, however, the scheduled annual meeting date is more than 30 days before or more than 70 days after the first anniversary of the prior year’s annual meeting date, then notice of an item to be brought before the annual meeting will be timely if it is so delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting was first made. The notice must set forth the information required by the provisions of our bylaws dealing with stockholder proposals and nominations of directors. All notices should be directed to John C. Ivascu, Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, Forum Energy Technologies, Inc., 10344 Sam Houston Park Drive, Suite 300, Houston, Texas 77064.
CAUTIONARY NOTE REGARDING FORWARD‑LOOKING STATEMENTS
Information included in this Proxy Statement may contain forward‑looking statements that involve risks and uncertainties regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Exchange Act. When used in this Proxy Statement, forward‑looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. There can be no assurance that all or any portion of the aforementioned transactions will be consummated on the terms summarized herein or at all. The forward‑looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the SEC and other factors discussed in this Proxy Statement.
HOUSEHOLDING
The SEC permits a single copy of the Proxy Statement to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one copy of the Proxy Statement unless any stockholder at that address has given the broker contrary instructions. Each stockholder participating in householding continues to receive a separate proxy card. If any such beneficial stockholder residing at such an address, however, wishes to receive a separate copy of the Proxy Statement in the future, or if any such beneficial stockholder that elected to continue to receive separate copies of the Proxy Statement wishes to receive a single copy of the Proxy Statement in the future, that stockholder should contact their broker or send a request to John C. Ivascu, Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, Forum Energy Technologies, Inc., 10344 Sam Houston Park Drive, Suite 300, Houston, Texas 77064, telephone number (713) 351‑7900. We will promptly deliver, upon written or oral request to the corporate secretary, a separate copy of the Proxy Statement to a beneficial stockholder at a shared address to which a single copy of the Proxy Statement was delivered.
OTHER MATTERS
None of the persons named as proxies know of any matters other than those described above to be voted on at the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the discretion of the Board.
Along with this Proxy Statement and related proxy card, we are providing stockholders a copy of our current Annual Report on Form 10‑K for the year ended December 31, 2019, a copy of our quarterly report on Form 10‑Q for the fiscal quarter ended March 31, 2020, and a copy of our quarterly report on Form 10‑Q for the fiscal quarter ended June 30, 2020 (without exhibits). Such reports and other filings with the SEC may also be accessed through our website at https://www.f‑e‑t.com/ under the “Investors” tab or the SEC’s website at www.sec.gov.
INCORPORATION BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. We are disclosing important information to you by referring you to those documents. This document incorporates by reference the Company’s Annual Report on Form 10‑K for the year ended December 31, 2019, filed on February 25, 2020, the Company’s quarterly report on Form 10‑Q for the fiscal quarter ended March 31, 2020, filed on May 8, 2020, and the Company’s quarterly report on Form 10‑Q for the fiscal quarter ended June 30, 2020, filed on August 7, 2020.

By Order of the Board of Directors,
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

SPECIAL MEETING OF STOCKHOLDERS OF

FORUM ENERGY TECHNOLOGIES, INC.

September 15, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/249476686 (password: fet2020) (Case Sensitive) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/17582/special

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000000000 4 091520

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Approval of the issuance of 145,052,272 shares of the Company's common stock upon conversion of the a portion of the 9.000% Convertible Senior Secured Notes due 2025, which is in excess of 20% of the Company's outstanding common stock as of the date such notes were issued.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted "FOR" PROPOSAL 1.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

FORUM ENERGY TECHNOLOGIES, INC.

September 15, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17582/special

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000000000 4 091520

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Approval of the issuance of 145,052,272 shares of the Company's common stock upon conversion of the a portion of the 9.000% Convertible Senior Secured Notes due 2025, which is in excess of 20% of the Company's outstanding common stock as of the date such notes were issued.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted "FOR" PROPOSAL 1.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FORUM ENERGY TECHNOLOGIES, INC.

Proxy for Special Meeting of Stockholders on September 15, 2020

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints C. Christopher Gaut and John C. Ivascu, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Forum Energy Technologies, Inc., to be held September 15, 2020, 8:00 a.m. Central Daylight Time, at https://web.lumiagm.com/249476686 password: fet2020 (Case Sensitive), and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475